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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):     JANUARY 30, 2001



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



 DELAWARE                            1-13086                    04-2515019
(State of                         (Commission                (I.R.S. Employer
Incorporation)                      File No.)                Identification No.)


        515 POST OAK BLVD., SUITE 600
                HOUSTON, TEXAS                             77027
    Address of Principal Executive Offices)              (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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                         EXHIBIT INDEX APPEARS ON PAGE 4


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ITEM 5.   OTHER EVENTS

EARNINGS RELEASE

         On January 30, 2001, we announced our earnings for the quarter ended December 31, 2000. A copy of the press release announcing our earnings for the quarter ended December 31, 2000, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated January 30, 2001, announcing Weatherford's earnings for the quarter ended December 31, 2000.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WEATHERFORD INTERNATIONAL, INC.



Dated: January 30, 2001                          /s/ Curtis W. Huff
                                       -----------------------------------------
                                                     Curtis W. Huff
                                                 Executive Vice President
                                                and Chief Financial Officer










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                                INDEX TO EXHIBITS



        NUMBER                       EXHIBIT
        ------                       -------
         99.1     Press release dated January 30, 2001, announcing Weatherford's earnings for the quarter ended December 31, 2000.












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